SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 15, 2003
                                ----------------


                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           000-22817                65-0813766
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(State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
                                                   ---------------




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                  (Former name or former address, if changed since last report)

Item 9.   Regulation FD

                  On January 15, 2003, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated January 15, 2003, describing first quarter earnings is attached as Exhibit 99.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        January 15, 2003          HARBOR FLORIDA BANCSHARES,
                                            INC., Registrant


                                        By:             /s/
                                        ----------------------------------------
                                        Name:  H. Michael Callahan
                                        Title:  Senior Vice President and
                                                       Chief Financial Officer


Exhibit No.                Description

99                         Press release dated January 15, 2003